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                                                                Exhibit 10.14(b)

                                                          STOCK OPTION AGREEMENT


                               iPHYSICIAN NET INC.
                             1999 STOCK OPTION PLAN

         1. A Stock Option of Common Stock, par value $.001 (the "Stock"), of iPhysician Net Inc., a Delaware corporation (herein the "Company"), is hereby granted for the number of shares and to the person specified on Schedule A (herein the "Participant"), subject in all respects to the terms and provisions of the iPhysician Net Inc. 1999 Stock Option Plan (herein the "Plan"), which has been adopted by the Company and which is incorporated herein by reference, and subject to such additional terms and conditions as are set forth in this letter (collectively, the "Agreement").

         2. The Option Price as determined by the Compensation Committee of the Board of Directors of the Company is set forth on the attached Schedule A.

         3. Payment for Stock purchased upon the exercise of the Option and any taxes attributable thereto shall be made by the Participant in cash or such other method permitted by the Compensation Committee in its sole discretion, including, without limitation: (i) through delivery of shares of Stock with an aggregate fair market value equal to the Option Price and withholding taxes;
(ii) by the Company's retention of such number of shares of Stock subject to the exercised Option which have an aggregate fair market value equal to the Option Price and withholding taxes; (iii) authorizing a third party to sell the Stock (or a sufficient portion thereof) acquired upon exercise of the Option and assigning the delivery to the Company of a sufficient amount of the sale proceeds to pay for all the Stock acquired through such exercise; or (iv) any combination of the above.

         4. This Option may not be transferred in any manner except as provided in the Plan and may be exercised during the lifetime of the Participant only by the Participant. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant. Upon the death of the Participant, the rights of the successors to Participant shall be limited as set forth in the Plan.

         5. This Option shall first vest and become exercisable, with respect to the shares of Stock subject to your Option on the dates (the "Vesting Dates") set forth on Schedule A; provided that in the event of a Change of Control as defined in the Plan, the Option shall be immediately fully vested and be exercisable. The formation of a new holding company or similar restructure of the Company shall not cause a change in the Vesting Dates. Notwithstanding the foregoing, the number of shares of Stock that are granted pursuant to an Option that is intended to be an incentive stock option that may vest in any one (1) calendar year shall not exceed the $100,000 Limitation, as that term is defined in the Plan. To the extent the $100,000 Limitation is exceeded, such excess shall become non-qualified stock options.

         6. This Option may not be exercised more than seven (7) years from the date of its
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grant ("Expiration Date"), and may be exercised during such term only in accordance with the terms of the Plan. This Option shall automatically terminate: (i) ninety (90) days after termination of employment of a Participant who is an employee of the Company or (ii) immediately if Participant is terminated for cause (as set forth herein).

         7. In the event that Participant exercises this Option, then at the time of exercise and concurrent with issuance of such shares, the Participant may be required to enter into a shareholder agreement or an option exercise agreement which shall restrict voluntary or involuntary transfer of such shares and which shall grant the Company the right of first refusal to acquire such shares.

         8. The Board may effect certain amendments to the Plan and has the ultimate authority to administer the Plan and Option (including this Option) granted under it. The Board may, in its sole discretion, by written instrument waive or accelerate the vesting requirements in Paragraph 5.

         9. This Option may not be exercised by the Participant unless the Participant shall have first repaid the Company any indebtedness owed by the Participant to the Company.

         10.      Termination of Employment.

                  (a) In the event that the Participant is terminated as an employee of the Company for any reason other than for Cause, as defined below or as defined in the Employment Agreement, if any, effective as of the date hereof, entered into by and between the Company and the Participant, then the Participant may, but only within ninety (90) days after the date he ceases to be an employee of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding the above, in no event shall the Option, or any part thereof, be exercisable after the Expiration Date.

                  (b) Anything in this Section to the contrary notwithstanding, if Participant's employment is terminated due to Participant's inability to continue his employment with the Company as a result of his disability, he may, but only within ninety (90) days from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding the above, in no event shall the Option, or any part thereof, be exercisable after the Expiration Date.

                  (c) If Participant's employment is terminated for Cause, the Option shall terminate at the time of such termination. Cause means if the Board, in its reasonable
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         discretion determines that the Participant (i) has developed or pursued interests substantially adverse to the Company, or (ii) materially breached his or her employment agreement, if any, or (iii) has not devoted all or substantially all of his or her business time, effort and attention to the affairs of the Company, or (iv) is convicted of a felony involving moral affairs of the Company.

         11. This Option Agreement only describes the terms of the Option and is not an employment agreement or a promise or assurance of employment for any period of time.

         12. The Company does not assume any responsibility with respect to the tax treatment of this Option.

         13. The Company is under no obligation to register, under the 1933 Act, the Arizona Act or the securities laws of any other jurisdiction, any of the shares of Stock to be issued to the Participant upon the exercise of any Option or to take any action which would make available any exemption from registration. If the shares to be issued to the Participant upon the exercise of any Option have not been registered under the 1933 Act, the Arizona Act or the securities laws of any other jurisdiction, those shares will be "restricted securities" within the meaning of Rule 144 under the 1933 Act and must be held indefinitely without any transfer, sale or other disposition unless (a) the shares are subsequently registered under the 1933 Act, the Arizona Act and the securities laws of any other applicable jurisdiction, or (b) the Participant obtains an opinion of counsel which is satisfactory to counsel for the Company that the shares may be sold in reliance on an exemption from registration requirements. The shares shall bear a legend restricting transferability if required by applicable state or federal securities laws.

         14. Any dispute between the Company and the Participant regarding the Plan or the Option shall be submitted to binding arbitration in accordance with the Commercial Rules of the American Arbitration Association, to be conducted in Phoenix, Arizona. The prevailing party be entitled to receive reasonable attorney's fees as awarded by the arbitration panel.

         15. If an Participant becomes divorced after the effective date of this Agreement, the interest of such Participant (the "Divorcing Participant") in all the Options owned by the Divorcing Participant shall not be set aside or awarded to such ex-spouse of the Divorcing Participant, nor encumbered in any way in favor of such ex-spouse, but the value of such interest shall be satisfied from other assets of the Divorcing Participant and all such interests shall be awarded to the Divorcing Participant. In the event such other assets shall be judged insufficient by the court having jurisdiction of the divorce proceedings, or if for any reason the court shall award an interest in the Option to the ex-spouse of the Divorcing Participant, the Company shall have the right to purchase the Option (or shares of stock covered thereby) awarded to the ex-spouse of such Divorcing Participant at a purchase price equal to the fair market value as set by the Board of Directors of the Company. The Company's option period to repurchase the Option (or stock) shall commence as of the date that such shares or interests are awarded to such Participant's ex-spouse and continue for ninety (90) days after entry of the divorce decree. If the Company exercises its option to repurchase the Option, the purchase price shall be paid in full

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within one (1) year from the date of exercise.

         16. The Plan and the Option granted to Participant are governed by and shall be interpreted according to the laws of the State of Delaware.

         17. The Option may be amended only by written agreement executed by the Company and Participant.


DATED:
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                                          iPHYSICIAN NET INC.


                                          By:
                                             -----------------------------------
                                             Title:
ATTEST:


---------------------------------


         The Participant and Participant's Spouse (if applicable) acknowledge receipt of a copy of the Plan, a copy of which is annexed hereto, and represent that Participant and Participant's Spouse are familiar with the terms and provisions thereof. The Participant and Participant's Spouse hereby accept this Option subject to all the terms and provisions of the Plan and the foregoing Option Agreement. The Participant and Participant's Spouse hereby agree to accept as binding, conclusive and final all decisions and interpretations of the Board of Directors and, where applicable, the Compensation Committee, upon any questions arising under the Plan. As a condition to the issuance of shares of Common Stock of the Company under this Option, the Participant authorizes the Company to withhold in accordance with applicable law from any regular cash compensation payable to Participant, any taxes required to be withheld by the Company under Federal, State or Local law as a result of Participant's exercise of this Option.


DATED:
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                                        ----------------------------------------
                                        Participant

                                        ----------------------------------------
                                        Participant's Spouse

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